Exhibit 99.2

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

BALANCE SHEET

JUNE 30, 2015 AND DECEMBER 31, 2014

(RESTATED)

	June 30, 2015	December 31, 2014
ASSETS
Cash - Operating and Money Market Accounts	$270,344	$290,830
Cash - Restricted	49,763	11,431
Total Cash	320,107	302,261

Accounts Receivable	44,277	63,930
Affiliate Loan Receivable	86,081	78,798
Other Receivables	29,052	29,052

Total Current Assets	479,517	474,041

Computers and Equipment, net of accumulated depreciation of $31,078 and $29,233	6,712	5,865

Total Assets	$486,229	$479,906

LIABILITIES AND MEMBER’S CAPITAL
Accounts Payable	$137,781	$156,336
Brand Building Fund Obligations	49,763	11,431
Affiliate Notes Payable	—	—
Deferred Revenue - short term	290,000	342,000

Total Current Liabilities	477,544	509,767

Deferred Revenue - long term	2,339,000	2,128,000

Total Long-Term Liabilities	2,339,000	2,128,000

Total Liabilities	2,816,544	2,637,767

Member’s Capital	(2,330,315)	(2,157,861)

Total Liabilities and Member’s Capital	$486,229	$479,906

See Accompanying Notes and Independent Auditor’s Report

2

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
STATEMENT OF INCOME AND MEMBER’S CAPITAL
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(RESTATED)

	June 30, 2015	June 30, 2014
Revenue
Franchise Fees	$261,000	$609,960
Royalty Fees	640,463	639,947
Total Revenue	901,463	1,249,907
Expenses
Selling and Marketing	240,807	342,557
General and Administrative	745,052	897,719
Depreciation	1,845	2,528
Legal and Professional Fees	102,865	36,243
Operating Expenses	1,090,569	1,279,047
Net Income (Loss) from Operations	(189,106)	(29,140)
Other Income (Expense)
Other Income	16,652	26,000
Gain/Loss on Sale of Fixed Assets	—	—
Total Other Income (Expense)	16,652	26,000
Net Income (Loss)	(172,454)	(3,140)
Member’s Capital, Beginning of Year	312,139	25,464
Cumulative Effect of Change in Accounting Principle	(2,470,000)	(1,996,000)
Member’s Contributions	—	—
Member’s Distributions	—	(50,000)
Member’s Capital, End of Year	$(2,330,315)	$(2,023,676)

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(RESTATED)

	June 30, 2015	June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)
Adjustments:	$(172,454)	$(3,140)
Depreciation	1,845	2,528
(Increase) decrease in accounts receivable	19,653	27,539
(Increase) decrease in other receivables	—	712
Increase (decrease) in accounts payable	(18,555)	(54,096)
Increase (decrease) in deferred revenue	159,000	525,000
Net cash provided (used) by operating activities	(10,511)	498,543
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of computers and equipment	(2,692)	(2,041)
Sale of computers and equipment	—	—
Net cash used by investing activities	(2,692)	(2,041)
CASH FLOWS FROM FINANCING ACTIVITIES
Loan Receivables	(7,283)	—
Proceeds from (repayments of) notes payable	—	(65,065)
Contributions from Member	—	—
Distributions to Member	—	(50,000)
Net cash provided (used) by financing activities	(7,283)	(115,065)
NET INCREASE (DECREASE) IN CASH	(20,486)	381,437
CASH, BEGINNING	290,830	48,826
CASH, ENDING	$270,344	$430,263
RESTRICTED CASH, BEGINNING	$11,431	$43,344
Proceeds from Restricted Brand Building Fees	62,084	73,505
Use of Restricted Brand Building Fees	(23,752)	(104,597)
RESTRICTED CASH, ENDING	$49,763	$12,252
Cash paid for Interest Expense	$—	$—
Cash paid for Income Taxes	$—	$—

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 - ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES

Organization

Flip Flop Shops Franchise Company, LLC (the “Company”) was established on August 24, 2007 in Delaware. The Company is a single member LLC engaged in offering and selling franchises throughout the United States and internationally for the operation of franchised stores focused on high-end flip flops and sandals with seasonal variety, including but not limited to, slippers and related accessories. The Company is owned by FFS Holdings, LLC which is owned by active and passive members.

The Company completed a uniform franchise offering circular and commenced selling franchises during 2007. There are four master franchise agreements: one master franchise agreement covers Canada, one covers South Africa, Zimbabwe, and Mauritius; one covers various jurisdictions in the Middle East, and one covers the Caribbean.

Basis of Presentation

The Company prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred.

These financial statements arc prepared in conformity with accounting principles generally accepted in the United States.

Cash

Cash consists of a business checking account maintained at one financial institution. The account is insured by the Federal Deposit Insurance Corpora tion (FDIC) up to $250,000.

The Company considers all cash in bank and investments in highly liquid debt instruments with maturities of three months or less to be cash equivalents.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC
NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1— ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES (Continued)

Restricted Cash

The Company collects one half of one percent (0.5%) of the franchisees’ monthly gross revenue for brand building expenses. This money is maintained in a separate bank account from the Company’s general operating account and is disbursed only for brand building expenditures approved by the franchisor to maximize general public recognition and acceptance of the Licensed Marks for the benefit of the Flip Flop Shops system.

Accounts Receivable

Accounts receivable consist of amounts management expects to collect from franchisees for royalties and franchise fees, net of any allowance for uncollectible accounts. On a periodic basis, the Company evaluates its accounts receivable and when deemed necessary, establishes an allowance for doubtful accounts. The allowance is based on its perceived collectability of customer balances, history of collections and current credit conditions. For amounts that become uncollectible, the Company uses the allowance method to recognize bad debts. Accounts receivable as of June 30, 2015 was $44,277. The Company considers accounts receivable to be fully collectible. Accordingly, no allowance for doubtful accounts was required to be recorded at June 30, 2015.

Property and Equipment

Property and equipment arc carried at cost. For financial reporting purposes, property and equipment are depreciated using the straight-line method at rates based upon the following estimated useful lives:

Computers and Equipment	3 Years
Furniture and Fixtures	7 Years

Revenue Recognition

The Company derives its income from franchise fees and royalty agreements with the franchisees’ stores bearing the name Flip Flop Shops. Revenue from franchise fees is recognized as deferred revenue when the franchise agreement is executed. Franchise fee revenue is recognized in income when earned which is deemed to be when the franchise operations commence for individual franchises and over the life of the franchise agreement for master franchises

Royalties from individual franchisees are based upon a percentage of each franchisee’s sales and are recognized as franchise revenues as the fees are earned and become receivable from the franchisee.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1-ORGANIZATION AND SUMMARY OF ACCOUNTING POLICIES (Continued)

Organizational Expense

The Company incurred various expenses during the formation of the Company. These expenses relate to the legal assistance in organizing franchise documents and the initial Uniform Franchise Offering Circular, currently referred to as the Franchise Disclosure Document.

Income Tax

The Company itself is not a taxpaying entity for purposes of federal and state income taxes. Federal and state income taxes of the Company are computed on the owner’s total income from all sources; accordingly; no provision for income taxes is made in these statements.

Advertising Costs

Advertising costs are expensed in the period in which they are incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 2 - MEMBER’S CAPITAL

The member initially contributed $1,000 cash for 100% equity and profit sharing interests. The member contributed additional cash equal to $100,000 in 2010. There were no contributions in 2014.

NOTE 3 - SUBSEQUENT EVENTS

On October 13, 2015, all of the issued and outstanding equity interests of the sole member of the Company, FFS Holdings, LLC, were acquired by Cherokee Inc. Upon consummation of the merger agreement, FFS Holdings, LLC became a wholly owned subsidiary of Cherokee Inc., a publicly-traded company. No other subsequent events outside of the normal scope of operations were noted through that date.

NOTE 4 — RELATED PARTIES

The Company is a single member LLC owned by FFS Holdings, LLC. FFS Holdings, LLC is owned by active and passive members, including FFS, Inc. One of the active members provides office space for himself along with storage space for company files and documents at no charge for rent or reimbursements for overhead. The other active members work from virtual offices also provided at no charge for rent or reimbursements for overhead.

The Company had a related party receivable as of June 30, 2015 of $86,081, respectively, due from active members of FFS Holdings, LLC, the majority of which represents federal income taxes paid by the Company on behalf of a member.

NOTE 5 - CONTINGENCIES

The Company is engaged in ongoing litigation which is common in the franchise industry.  The results of the ongoing litigation are not known at this time and according to Generally Accepted Auditing Standards no contingent liability is included in the financial statements.